AMISTAR CORPORATION
                                237 Via Vera Cruz
                          San Marcos, California 92069


                                 PROXY STATEMENT
                                 MARCH 23, 2001

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amistar Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 2, 2001 at 10:00 A.M., local time, at the Company headquarters in San Marcos, California, and at any adjournments or adjournments thereof.

At the Annual Meeting, the shareholders of the Company (the "Shareholders") will be asked to elect six Directors. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting will be voted. Any proxy given by a Shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by the Shareholder attending the Annual Meeting and expressing a desire to vote his or her shares in person. It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to the Shareholders on or about March 30, 2001.

The Board of Directors has fixed the close of business on March 16, 2001 as the record date for the determination of Shareholders entitled to vote at the Annual Meeting and any adjournment thereof. At the close of business on the record date there were outstanding 3,139,000 shares of common stock of the Company (the "Common Stock"). The shares of Common Stock vote as a single class. Holders of shares of Common Stock on the record date are entitled to one vote for each share held (unless there is cumulative voting, as described below). The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

In the event that, prior to the election of Directors, a Shareholder has given notice at the Annual Meeting of such Shareholder's intention to cumulate votes (i.e. to cast for any one or more candidates a number of votes for each share equal to the number of Directors to be elected) and the names of such candidate or candidates have been placed in nomination, then in electing Directors all Shareholders may cumulate their votes for candidates in nomination. Otherwise, no Shareholder shall be entitled to cumulate votes. The Company has not been advised that any Shareholder intends to give notice of intention to nominate a Director or to cumulate votes for Directors. In the event the Directors are to be elected by cumulative voting, the persons named in the accompanying form of proxy will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate. Whether or not there is cumulative voting, the six candidates receiving the highest number of affirmative votes will be elected. Votes against a candidate and votes withheld have no legal effect.

If a choice is specified in the proxy as to the manner in which it is to be voted, the persons acting under the proxy will vote the shares of Common Stock represented thereby in accordance with such choice. If no choice is specified, the shares of Common Stock will be voted "FOR" the Directors nominated. In matters other than the election of Directors, under California law abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. For purposes of SEC Rule 16b-3, however, abstentions are treated as votes against the proposal while broker non-votes are not counted.

In the event that sufficient votes in favor of the proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named the proxies will vote in favor of such adjournment or adjournments.

The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice and the enclosed proxy form and the cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. The Company will request banks, brokers, dealers and voting trustees or other nominees to solicit their customers who are beneficial owners of shares listed of record in names of nominees, and will reimburse them for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals on account of such activities.


                              ELECTION OF DIRECTORS

Nominees
--------

The Bylaws of the Company presently provide that the authorized number of Directors shall be no less than five and no more than nine and that the exact number of Directors shall be fixed from time to time by the Board of Directors. At present, the Board has fixed the number of Directors at six.

At the Annual Meeting, six Directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors intends to nominate the six persons named below (each of whom currently serves as a Director until the Annual Meeting and until a successor has been elected and qualified) for election as Directors. Unless otherwise instructed the proxy holders intend to vote the shares of Common Stock represented by the proxies to cause the election of these nominees. All of these nominees have indicated that they are able and willing to serve as Directors.

Information Concerning Nominees
-------------------------------

The nominees are listed below, together with their ages, positions and offices with the Company.

          Name                  Age                       Title
  ------------------------    -------     --------------------------------------

  Stuart C. Baker                69         Chairman of the Board, President and
                                            Director
  William W. Holl                70         Chief Financial Officer, Treasurer,
                                            Secretary and Director
  Sanford B. Ehrlich Ph.D.       49         Director (*)
  Gordon S. Marshall             81         Director (*)
  Carl C. Roecks                 67         Director
  Howard C. White                60         Director (*)

(*) Member of the audit and compensation committees


Mr. Baker, a founder of the Company, has served the Company as a Director and President since its inception in 1971 and as its Chairman of the Board since 1993.

Mr. Holl, a founder of the Company, has served the Company as a Director and as Treasurer and Secretary since its inception in 1971 and as Chief Financial Officer since 1978.

Dr. Ehrlich was appointed a Director in 2000. Dr. Ehrlich is Associate Professor of Management at the College of Business Administration, San Diego State University, and serves as the Executive Director of the school's Entrepreneurial Management Center.

Mr. Marshall has served the Company as the Chairman of the Board from 1974 to 1993. Mr. Marshall is the founder and former Chairman of the Board of Marshall Industries, an electronics distribution company acquired by Avnet Electronics Marketing in 1999.

Mr. Roecks, a founder and Director of the Company has served the Company in various engineering and management capacities since its inception in 1971. Since 1989 Mr. Roecks has been retired, and serves the Company on a part-time basis.

Mr. White was appointed a Director in 2000. Mr. White was formerly a Managing Partner with Anderson WorldWide. Mr. White is currently President of White & White LLC, a financial and business consulting services company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company's Common Stock owned on December 31, 2000 by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, by each of the Company's directors, executive officers, and by all directors and executive officers as a group.



    Directors, Officers                           Shares
    And 5% Shareholders                   Beneficially Owned (1)         Percent
    -------------------                   ----------------------         -------

Gordon S. Marshall                                634,800                 20.2%
  9320 Telstar Avenue
  El Monte, CA 91731

Stuart C. Baker                                   409,800 (2)             13.1%
  237 Via Vera Cruz
  San Marcos, CA 92069

Carl C. Roecks                                    202,700 (3)              6.5%
  237 Via Vera Cruz
  San Marcos, CA 92069

Dimensional Fund Advisor                          201,300 (4)              6.4%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401

William W. Holl                                   150,000 (5)              4.8%
  237 Via Vera Cruz
  San Marcos, CA 92069

Daniel C. Finn                                     10,000                    *
  237 Via Vera Cruz
  San Marcos, CA 92069

Gregory D. Leiser                                   1,300                    *
  237 Via Vera Cruz
  San Marcos, CA 92069

All directors and officers as a                 1,408,600                 44.6%
group (6 persons)

    *  Not Meaningful
1)

(1) Except as indicated in other notes to this table, each shareholder listed has sole voting and dispositive power with respect to the shares beneficially owned, subject to applicable community property laws.

2) Represents shares held by the Baker Family Trust dated January 16, 1985 for which Mr. Baker and his wife are co-trustees.

3) Represents shares held by the Roecks Family Trust dated June 7, 1984 for which Mr. Roecks and his wife are co-trustees.

4) Information as of December 31, 2000 reported on Schedule 13G dated February 2, 2001 under the Securities Exchange Act of 1934.

5) Represents shares held by the Holl Trust dated September 24, 1998 for which Mr. Holl and his wife are co-trustees.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash Compensation
-----------------

The following table sets forth information concerning cash compensation paid or accrued for services rendered during the year ended December 31, 2000 to each of the executive officers of the Company.

I.  SUMMARY COMPENSATION TABLE

THE PURPOSE OF THIS TABLE IS TO SET FORTH IN SPECIFIC COLUMNAR FORM THE TOTAL COMPENSATION OF THE CEO/PRESIDENT AND THE ONLY EXECUTIVES WHO EARN MORE THAN $100,000 PER YEAR IN SALARY AND BONUSES.

                                                                                          LONG-TERM COMPENSATION
-------------------------------------------------------------------------  -----------------------------------------------
                                            ANNUAL COMPENSATION                   AWARDS           PAYOUTS
--------------------------- ---------------------------------------------  --------------------  -----------
             (a)              (b)        (c)        (d)          (e)          (f)        (g)        (h)           (i)
                                                              (2) Other    Restricted
Name and                                            (1)         Annual       Stock     Options/     LTIP       All Other
Principal Position            Year    Salary ($)  Bonus ($)  Compensation   Award(s)     SARs    Payouts ($)  Compensation
--------------------------- --------- ----------  ---------  ------------  ----------  --------  -----------  ------------
Stuart C. Baker               2000     150,000       0           7,200         0           0          0            0
President                     1999     150,000       0           7,200         0           0          0            0
                              1998     150,000     10,725        7,200         0           0          0            0

William W. Holl               2000     143,000       0          11,490         0           0          0            0
Chief Financial Officer       1999     143,000       0          11,490         0           0          0            0
                              1998     143,000     10,225       11,490         0           0          0            0

Daniel C. Finn                2000     110,000        0         10,500         0           0          0            0
VP Machine Operations         1999     110,000        0          9,300         0           0          0            0
                              1998     100,000     5,720         3,000         0           0          0            0

Tod N. Kilgore                2000     125,000       0           9,150         0           0          0            0
VP Marketing /Sales

Harry A. Munn                 2000     136,000        0         11,280         0           0          0            0
V.P. Marketing / Sales        1999     136,000        0         11,280         0           0          0            0
                              1998     136,000     9,724        11,280         0           0          0            0

Michael G. Saloka             2000     130,000       0          11,100         0           0          0            0
VP & General Manager

(1) Bonuses are shown in the year paid and are based on the prior year's performance.

(2) Includes a car allowance for each named individual, plus the Company's matching contributions to the Company's 401-K Plan.

     Report of the Compensation Committee
     ------------------------------------

     The Committee, which determines and administers the compensation of the Company's executive officers endeavors to ensure that the compensation program for executive officers is effective in attracting and retaining the key executives responsible for the success of the corporation.

     The Committee takes into account various indicators of corporate and individual performance in determining the level of executive compensation, as net income, earnings per share and return on investment. The Committee also must establish base salaries of the President and other executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position.

     The Committee may also grant stock options to executive officers and key employees. No options have been granted to Mr. Baker or to Mr. Holl.




                                             Compensation Committee
                                             Gordon. S. Marshall, Chairman
                                             Sanford. B. Ehrlich
                                             Howard. C. White




     Report of the Audit Committee
     -----------------------------

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2000.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company, and has discussed with KPMG LLP their independence from the Company. Based upon our review and discussions concerning the Company's audited financial statements, we recommend that the audited financial statements for the year ended December 31, 2000 be included in the Company's annual report.



                                             Audit Committee
                                             Howard C. White, Chairman
                                             Sanford. B. Ehrlich
                                             Gordon. S. Marshall

II.   OPTION/ SAR GRANTS TABLE

THIS TABLE SETS FORTH THE HYPOTHETICAL POTENTIAL VALUE OF OPTIONS GRANTED DURING THE LAST YEAR TO THOSE INDIVIDUALS NAMED IN TABLE I ASSUMING AN ANNUAL PRICE APPRECIATION OF 5% AND 10%.

                                                                                          Potential Realizable
                                                                                            Value at Assumed           Alternative
                                                                                          Annual Rates of Stock        to (f) & (g)
                                                                                           Price Appreciation           Grant Date
                                             Individual                                      for Option Term              Value
                                               Grants
------------------------------------------------------------------------------------------------------------------------------------
              (a)                  (b)          (c)            (d)          (e)           (f)             (g)             (h)
                                             % of Total
                               Options/     Options/SARs     Exercise                                                  Grant Date
                               SARs          Granted to      or Base     Expiration                                     Present
             Name              Granted       Emp. in FY       Price         Date         5% ($)         10% ($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Stuart C. Baker                      0            0              $0                         $0              $0              $0
President

------------------------------------------------------------------------------------------------------------------------------------
William W. Holl                      0            0              $0                         $0              $0              $0
Chief Financial Officer

------------------------------------------------------------------------------------------------------------------------------------
Daniel C. Finn                       0            0              $0                         $0              $0              $0
VP Machine Operations

------------------------------------------------------------------------------------------------------------------------------------
Tod N. Kilgore                       0            0              $0                         $0              $0              $0
VP Marketing & Sales

------------------------------------------------------------------------------------------------------------------------------------
Harry A. Munn                        0            0              $0                         $0              $0              $0
VP Marketing & Sales

------------------------------------------------------------------------------------------------------------------------------------
Michael G. Saloka                    0            0              $0                         $0              $0              $0
VP & General Manager

------------------------------------------------------------------------------------------------------------------------------------

III.     OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

THIS TABLE SETS FORTH INFORMATION ON THOSE INDIVIDUALS NAMES IN TABLE I AS TO THE OPTIONS EXERCISED DURING THE YEAR AND THE STATUS OF OUTSTANDING OPTIONS AT YEAR-END.

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
------------------------------------------------------------------------------------------------------------
             (a)                  (b)                   (c)                  (d)                  (e)
                                                                                                Value of
                                                                          Number of           Unexercised
                                                                         Unexercised          In-the-Money
                                                                        Options/SARs          Options/SARs
                                                                          At FY-End          at FY-End ($)
                              Shares Acquired          Value            Exercisable/          Exercisable/
             Name               Exercise             Realized          Unexercisable          Unexercisable
                                   (#)                  ($)
------------------------------------------------------------------------------------------------------------
Stuart C. Baker                     0                    0                   0                      0
President
------------------------------------------------------------------------------------------------------------
William W. Holl                     0                    0                   0                      0
Chief Financial Officer
------------------------------------------------------------------------------------------------------------
Daniel C. Finn                      0                    0              7,500/22,500         $8,125/$24,375
VP Machine Operations
------------------------------------------------------------------------------------------------------------
Tod N. Kilgore                      0                    0              7,500/22,500         $5,938/$17,813
VP Marketing & Sales
------------------------------------------------------------------------------------------------------------
Harry A. Munn                       0                    0             12,500/17,500         $4,688/$14,063
VP Marketing & Sales
------------------------------------------------------------------------------------------------------------
Michael G. Saloka                   0                    0              7,500/22,500         $8,748/$26,243
VP & General Manager
------------------------------------------------------------------------------------------------------------

IV.  CORPORATE COMPARISON

THE PURPOSE OF THIS TABLE IS TO COMPARE THE PERFORMANCE OF THE COMPANY'S STOCK AGAINST THE NASDAQ STOCK MARKET TOTAL RETURN INDEX (TRI). TOTAL RETURN INCLUDES STOCK APPRECIATION/DEPRECIATION PLUS DIVIDENDS. THE CHART ASSUMES $100 WAS INVESTED 5 YEARS AGO. THE TRI IS THE AVERAGE TOTAL RETURN OF ALL U.S. COMPANIES TRADED OVER THE NASDAQ STOCK MARKET.


                  [table below represented in graph form here]

                              Nasdaq            Nasdaq
                  Amistar   All Sectors   Non-Financial Sectors
                  -------   -----------   ---------------------
    1995          $100.00     $100.00           $100.00
    1996           $34.45     $123.02           $121.43
    1997           $35.14     $150.68           $142.15
    1998           $21.62     $212.49           $208.66
    1999           $18.27     $394.88           $408.57
    2000           $28.38     $237.60           $238.39

SAVINGS AND RETIREMENT PLAN
---------------------------

The Company maintains the Amistar Corporation Saving and Retirement Plan (the "Retirement Plan") which is a tax-qualified plan under the Internal Revenue Code (the "Code"). All employees (including officers of the Company) are eligible to participate in the Retirement Plan following the completion of ninety days of service. The Retirement Plan has been amended, effective as of January 1, 1983, to allow participants to elect to treat their contributions to the Retirement Plan as being either to a normal thrift plan or to a plan satisfying the requirements of Section 401(k) of the Code. Among other differences, contributions by participants to the Retirement Plan which the participant elects to treat as being to a normal thrift plan are not deductible for federal income tax purposes, while contributions which the participant elects to treat as being to a plan satisfying the requirement of Section 401(k) of the code are deductible. Participants under the Retirement Plan may make contributions under its normal thrift plan provisions of up to 6% of their gross compensation from the Company. Participants who elect to treat their contributions under the
Section 401(k) provisions of the Retirement Plan may make contributions of similar amounts except that the maximum amount of contributions by certain highly compensated employees may be limited to a lower percentage of their compensation, depending upon the amount of contributions by other employees under the Section 401(k) provisions of the Retirement Plan. The Company is obligated to make a matching contribution to the Retirement Plan equal to 50% of the first 6% of compensation contributed by each participant. The Company will be entitled to a deduction for federal income tax purposes equal to the amount of the Company's matching contributions. Participants may also make additional non-deductible, non-matched contributions of up to 4% of their compensation. Participants are always fully vested in all of their contributions to the Retirement Plan (and in the earnings on such contributions), and participants attain a vested right to the Company's matching contributions made on their behalf to the Retirement Plan (and the earnings thereon) at the rate of 20% for each full year of service after one year until such participants are fully vested after six full years of service.

STOCK OPTION PLAN
-----------------

In 1994, the Company's Board of Directors and common shareholders approved the 1994 Employee Stock Option Plan. The Plan allows for grants of options to purchase up to 310,000 shares of authorized but un-issued common stock. Stock options are granted with an exercise price equal to the stock's fair market value, generally vest over four years from the date of grant, and expire five years after the date of grant.

The following table reflects the exercise prices of options outstanding, of which 60,000 are currently exercisable:

                            Shares   Exercise Price
                         ----------  --------------
                             11,000  $3.50
                             10,000  $3.00
                              6,000  $2.6875
                              8,000  $2.3125
                             72,000  $2.125
                             20,000  $1.563
                             86,000  $1.25
                         ----------
                            213,000
                         ==========

BONUS PLAN
----------

On August 7, 1997 the Compensation Committee of the Board of Directors adopted a bonus plan for executives of the Company effective with years beginning January 1, 1997. The plan provides that bonuses will be paid to certain executives of the Company based on a formula of after tax profits which exceed an eight percent return on equity, weighted 70% on the current year and 30% on the prior year. The formula is: bonus is a percentage of salary which equal 3, 4, or 5 times the percentage of after tax profits which exceeds an eight percent return on equity, weighted 70% on the current years performance and 30% on the prior years performance. All executive officers are in the plan. No bonuses were accrued or paid for each of the years ended December 31, 2000 and 1999.

REMUNERATION OF DIRECTORS
-------------------------

Each non-employee director of the Company receives compensation of $2,500 per quarter and reimbursement of expenses incurred in serving as a director.

SELECTION OF INDEPENDENT ACCOUNTANTS
------------------------------------

KPMG LLP served as independent auditors of the Company for fiscal 2000 and has been selected by the Board of Directors to serve in that capacity again during fiscal 2001. Fees for audit services, including quarterly 10Q reviews, covering the year ended December 31, 2000 totaled $68,000. All other fees for services to KPMG LLP for the year 2000 represent income tax preparation services totaling $29,000.

The Audit Committee has considered whether the non-audit services performed are compatible with maintaining auditors independence.

SHAREHOLDER PROPOSALS
---------------------

Shareholder proposals complying with the applicable rules under the 1934 Act intended to be presented at the Annual Meeting of Shareholders of the Company to be held on the first Wednesday in May 2002 must be received by the Company by February 1, 2002 to be eligible for inclusion in the Company's proxy materials for such meeting. Such proposals should be directed to the attention of the Secretary, Amistar Corporation, 237 Via Vera Cruz, San Marcos, CA 92069.

OTHER BUSINESS
--------------

The Company is not aware of any other business to be presented at the Annual Meeting. All shares of Common Stock represented by proxies will be voted in favor of the proposals of the Company unless otherwise indicated on the form of proxy. If any other matters come before the meeting, proxy holders will vote thereon according to their best judgment.

                                        By Order of the Board of Directors

                                        /s/ William W. Holl
                                        -------------------------------

                                        William W. Holl
                                        Secretary

San Marcos, California
March 23, 2001

APPENDIX 1

AUDIT COMMITTEE CHARTER
-----------------------

1. MEMBERS. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. ("NASD") definition of "independence."

Each member of Amistar Corporation's audit committee must be financially literate and one member of the audit committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

2. PURPOSES, DUTIES, AND RESPONSIBILITIES. The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of Amistar Corporation and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of Amistar Corporation and its subsidiaries. Specifically, the Audit Committee shall:

         2.1 Recommend to the Board of Directors, and evaluate, the firm of independent certified public accounts to be appointed as auditors of Amistar Corporation, which firm shall be accountable ultimately to the Board of Directors through the Audit Committee.

         2.2 Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

         2.3 Review the written statement from the outside auditor of Amistar Corporation concerning any relationships between the auditor and Amistar Corporation or any other relationships that may affect adversely the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

         2.4 Review and discuss with management and the independent auditors the financial statements of Amistar Corporation, including an analysis of the auditors' judgment as to the quality of Amistar Corporation's accounting principles.

         2.5 Review the adequacy of Amistar Corporation's internal controls.

         2.6 Review significant changes in the accounting policies of Amistar Corporation and accounting and financial reporting proposals that may have a significant impact on Amistar Corporation's financial reports.

         2.7 Review material pending legal proceedings involving Amistar Corporation and other contingent liabilities.

         2.8 Review the adequacy of the Audit Committee Charter on an annual basis.

----------------------------------

3. MEETINGS. The Audit committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditors at least annually. The Audit Committee may create subcommittees who shall report to the Audit Committee. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

APPENDIX 2

FINANCIAL INFORMATION
---------------------

The Company's annual report on Form 10K for the year ended December 31, 2000 has been mailed to each shareholder of record as of March 16, 2001 along with this Proxy Statement and is incorporated by reference.